Exhibit 10.49

Office Lease Agreement by and between Pogo.com Inc. and Fifth Avenue LLC, dated May 5, 2000.

                                                                            COPY
           ________________________________________________________         2/94

                          STANDARD FORM OF OFFICE LEASE
                     The Real Estate Board of New York, Inc.
           ---------------------------------------------------------

     Agreement of Lease, made as of this 25th day of May 2000, between 489 Fifth LLC having an address c/o Tri-Realty Management Corp., 275 Madison Avenue, 30th Floor, New York, New York 10016 party of the first part, hereinafter referred to as OWNER, and Pogo.com Inc. with an address at 489 Fifth Avenue, New York, NY 10017 party of the second part, hereinafter referred to as TENANT,

     Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire third floor in the building known as 489 Fifth Avenue in the Borough of New York, City of New York, for the term of five years (subject to the terms set forth in the rider attached hereto) (or until such term shall sooner cease and expire as hereinafter provided) to commence on the fifteenth day of June two thousand, and to the end on the thirtieth day of May two thousand and five both dates inclusive, at an annual rental rate of

                               See attached rider

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:      1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy demised premises for

                     General and executive offices     and for no other purpose.


Tenant Alterations:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. if any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs:

     4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall 1. maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements  of Law, Fire Insurance, Floor Loads:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to

     Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity to as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. 2. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which is was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real
property  of  which   demised   premises  are  a  part  and  to  all   renewals,
modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property, of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.


Property Loss, Damage Reimbursement Indemnity:

     8. Owner or its agents shall nor be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other Tenant's or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor, nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casually:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or further or (whether or not the demised premises are damaged in whole or in part) if the building shall be to damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall


       Rider to be added If necessary

not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. 3. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both realtors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

     1O. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representative, successor and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

     12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto, Tenant covenants and agrees that at all times its use of electric current shall not exceed the
capacity  of  existing   feeders  to  the  building  or  the  risers  or  wiring
installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other Tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at anytime, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective Tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abasement of rent, nor shall such revocation, diminuition or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:

     16. (a) Anythng elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor: or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) it is stipulated and agreed that in the event of the termination of the lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises to re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted: or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen
(15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration. (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall alto pay Owner as liquidated damages for the fallure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys fees, brokerage, advertising and for keeping the demised premises an good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, as Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall nor operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such reletting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed as law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise. 4.

Fees and Expenses:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse Owner for such sums to paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (l0) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Management:

     20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such posseision was to taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part. unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law. 5.

No Waiver:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from to doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices:

     28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the

       Rider to be added if necessary.

building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners:

     29. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or no unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter as Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at owners expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owners air conditioning/cooling and ventilating system, air conditioning/ cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 am. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof, If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

Captions:

     30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

     31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, as any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation Shoring:

     32. If an excavation shall be made upon adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

     33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:

     34. Tenant has deposited with Owner the sum of $110,000.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to
which  Tenant  in   default  or for any sum which  Owner may  expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed at the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to

      Space to be filled in or deleted.

a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate:

         35. Tenant, at any time, and from time to time, upon as least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same as in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns:

         36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owners estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.


In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                      489 Fifth LLC


Witness for Owner:                       By:  /s/ Kenneth Grant
                                             -----------------------------------
                                              Name: Kenneth Grant
                                              Title: Pres.
---------------------------------        ---------------------------------------
                                         Pogo.com Inc.


Witness for Tenant;                      By:   /s/ Mark Mitchell
                                              ----------------------------------
                                              Name: Mark Mitchell
                                              Title: Senior Vice Pres.
---------------------------------        ---------------------------------------

                                          LINDA GREENBERG
                                   NOTARY PUBLIC STATE OF NEW YORK
                                             NO. 4707597
                                      QUALIFIED IN NASSAU COUNTY
                                  COMMISSION EXPIRES APRIL 30, 2001


                                ACKNOWLEDGEMENTS


CORPORATE OWNER
STATE OF NEW YORK,   ss.:
County of

     On this______________ day of _____________, 19__, before me personally came to me known, who being by me duly sworn, did depose and say that he resides in ____________________ that he is the ________________ of _________________ the corporation described in and which executed the foregoing instrument. an OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                           -------------------------------------

INDIVIDUAL OWNER
STATE OF NEW YORK,   ss.:
County of

     On this ________ day of _______________, 19__, before me personally came to be known and known to me to be the individual described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that he executed the same.

                                           -------------------------------------



CORPORATE TENANT
STATE OF NEW YORK    ss.:
County of New York

     On this 25th day of May, 2000 before me personally came to me known, who being by me duly sworn, did depose and say that he resides in _________________; that he is the Senior VP of Pogo.com, the corporation described in and which executed the foregoing instrument, as TENANT; that he known the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



INDIVIDUAL TENANT
STATE OF NEW YORK,   ss.:
County of


     On this ___________ day of ______________, 19__, before me personally came to be known and known to me to be the individual describcd in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

                                           -------------------------------------

                                    GUARANTY

     FOR VALUE RECEIVED and in consideration for, and as an inducement to Owner making the within lease with Tenant the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-perfomance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therfor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.

Dated: ______________________________ 19__

-------------------------------------
Guarantor

-------------------------------------
Witness

-------------------------------------
Guarantor's Residence

-------------------------------------
Business Address

-------------------------------------
Firm Name


STATE OF NEW YORK                )  ss.:

COUNTY OF                        )

On this  _____________ day of  _______________,  19__, before me personally came
_____________________________ to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

------------------------------------
           Notary

                            IMPORTANT -- PLEASE READ

            RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS
                      LEASE IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways desingated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purpose other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premise if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable by Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to an removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on week days, and prior to 3:00 p.m. on the day prior in the case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering the closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnity, deferred and hold Owner harmless (including reasonable legal fees and expenses), from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

Address

Premises
================================================================================

                                       To

================================================================================
                                STANDARD FORM OF

                                  OFFICE LEASE

                    The Real Estate Board of New York, Inc.
                     Copyright 1994. All rights Reserved.
                         Reproduction in whole or in
                               part prohibited.
================================================================================
Dated                      19

Rent Per Year


Rent Per Month



Term
From
To

Drawn by ____________________________________________________________________

Checked by __________________________________________________________________

Entered by __________________________________________________________________

Approved by _________________________________________________________________

================================================================================

                         INSERTS TO OFFICE LEASE BETWEEN
                        489 FIFTH, LLC AND POGO.COM INC.
                    FOR PREMISES LOCATED ON THE 3RD FLOOR OF
                      489 FIFTH AVENUE~ NEW YORK, NEW YORK
                      ------------------------------------

1.     , at Owners expense

2. , provided, however, that notwithstanding the foregoing, Tenant shall not be liable or required to pay any amount whatsoever with regard to conditions that were in existence when Tenant took possession of the demised premises.

3, if Owner has kept Tenant reasonably informed regarding the progress toward being substantially ready to as to enable Tenant to make reasonable arrangements regarding temporary space it may have taken

4,     Notwithstanding   anything  hereinto  the  contrary,  Owner  shall   make
       reasonable commercial efforts to relet the demised premises.

5. If owner has not tendered possession of the demised premises to Tenant on or before September 15, 2000, Tenant may cancel this Lease by written notice to Owner which cancellation shall be effective immediately and in such event Owner shall immediately return to Tenant all amounts paid by Tenant.

                         Rider To Lease Dated May, 2000,
                          Between 489 Fifth LLC, Owner,
                            and Pogo.com Inc., Tenant
                            ------------------------


         37.  Conflicts.  In the  event  of any  conflict  between   any  of the
provisions of this Rider and any of the provisions, printed or typewritten, of the printed portion of this lease, the provisions of this Rider shall control.

         38. As Is. (a) Notwithstanding any provision of this lease to the contrary, Tenant shall accept possession of the demised premises "AS IS" on the date the term of this lease shall commence and Owner shall have no obligation to furnish, render or supply any work, labor, services, equipment, materials, decorations, furniture or fixtures to make the demised premises ready or suitable for Tenant's use or occupancy, except that Owner shall, at its expense, in a building standard manner, using building standard materials, as soon as practicable after the existing tenant vacates and surrenders the demised premises, perform the following work ("Owner's Work"):

                  1. Clean window sills and window blinds and

                  2. Paint and carpet entire premises.

         (b) The annual fixed rent under this lease (which amount includes $16,500.00 per annum in respect of electric energy furnished to the demised premises) shall be $264,000 per annum from June 15, 2000 through May 30, 2005.

         (c) Prepayment of Rent. Tenant shall pay two and one-half months rent, including electric, ($55,000) upon the execution and delivery of this Lease. The payment made by Tenant on the date of execution shall be credited on a pro-rata basis against the rent payment for the first two and one-half months. Tenant shall pay the remaining prorated portion, if any, of the third month's rent on or before the first day of such month. A prorated monthly installment shall be paid if the Term of this Lease terminates on a day other than the last day of a month.

         (d) Early Termination. Should the Lease terminate for any reason before May 30, 2005, Tenant shall pay to Owner the unamortized portion of the costs of
(i) Owner's work done in or to Demised Premises at any time during the term of the Lease including any such work done at the commencement of the Term, (ii) any commissions paid by Owner with respect to this Lease, and (iii) all legal fees incurred by owner with respect to this Lease.


         39. Real Estate Taxes. (a) For the purpose of this Article:

                                    (i) The term "Taxes" shall mean (1) the real
estate taxes, vault charges, assessments and special assessments imposed on the building and/or the land on which the building is erected (excluding business improvement district charges) and (2) any expenses incurred by Owner in contesting the same. If at any time during the term of this lease the methods of taxation prevailing on the date hereof shall be altered to that in lieu of, or as an addition to, or as a substitute for, the whole or any part of such real estate taxes, vault charges, assessments and special assessments now imposed on real estate, there shall be levied, assessed and imposed (x) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (y) any other additional or substitute tax, assessment, levy, imposition, fee or charge, then all such taxes, assessments, levies, impositions, fees or charges shall be deemed to be included within the term "Taxes" for the purposes hereof. Real Estate taxes do not include any payment measured by Landlord's revenue or profit, nor interest or penalties on taxes.

                                    (ii) The term "Base Tax Year' shall mean the
Tax Year ending June 30, 2001. The first increase shall be July 1, 2001.

                                    (iii) The term  "Base  Tax"  shall  mean the
Taxes for the Base Tax Year.

                                    (iv)  The  term  "BID  Charges"  shall  mean
business improvement district charges imposed on the building and/or the land on which the building is erected, and any expenses incurred by Owner in contesting the same.

                                    (v) The  term  "Tax  Year"  shall  mean  the
period of 12 calendar months beginning July 1st.

                                    (vi) The term  "Tenant's  Share"  shall mean
3.67 percent.

                    (b) (i) If the Taxes for any Tax Year shall exceed the Base Tax, Tenant shall pay for such Tax Year an amount ("Tax Payment") equal to Tenant's Share of such excess, and (ii) Tenant shall pay for each Tax Year an amount ("BID Payment") equal to Tenant's Share of the BID Charges for that Tax Year. If a Tax Year ends after the expiration or termination of the term of this lease, the Tax Payment and BID Charges therefor shall be prorated to correspond to that portion of such Tax Year occurring within the term of this lease. If the real estate fiscal tax year of the City of New York shall be changed during the term of this lease, any Taxes or BID Charges for a real estate fiscal tax year, a part of which is included within a particular Tax Year and a part of which is not so included, shall be apportioned on the basis of the number of days in the real estate fiscal tax year included in the particular Tax Year for the purpose of making the computations under this Article.

                  (c) The Tax Payment and BID Payment shall be payable by Tenant within 30 days after receipt of a demand from Owner, which demand shall be accompanied by Owner's computation of the Tax Payment and BID Payment (a copy of the relevant tax bills shall be sent by Owner to Tenant with each demand). Notwithstanding the foregoing, at Owner's option, to be exercised at any time during the term of this lease upon notice to Tenant, Tenant shall pay on the first day of each month, on account of the Tax Payment or the BID Payment for the next Tax year, an amount equal to one-twelfth of the Tax Payment or the BID Payment for the preceding Tax Year. If the aggregate payments on account of the Tax Payment or the BID Payment in any Tax Year shall exceed the Tax Payment or the BID Payment for that Tax Year, the excess shall, at Owner's option, either be credited against subsequent payments under this Article or promptly refunded to Tenant; and if the Tax Payment or the BID Payment for any Tax Year shall exceed the aggregate payments on account of the Tax Payment or the BID Payment, the excess shall be promptly paid by Tenant.

                  (d) If the Base Tax is reduced as a result of an appropriate proceeding or otherwise, Owner shall adjust the amount of each Tax Payment previously made, and Tenant shall pay the amount of the adjustment on the next rent installment date immediately following receipt of a demand therefor from Owner setting forth the amount of the adjustment. If in any Tax Year the building or the land is entitled to any abatement of or exemption from Taxes or BID Charges (or any assessment or rate which comprises Taxes or BID Payment), such abatement or exemption shall not be taken into account in determining Tenant's Tax Payment for that Tax Year.

                  (e) If Owner shall receive a refund of the Taxes or the BID Charges for any Tax Year, Owner shall pay to Tenant Tenant's Share of the net refund (after deducting from such total refund the costs and expenses of obtaining same which have not previously been included in Taxes or BID Charges under this lease); but (i) such payment to Tenant shall not exceed Tenant's Tax Payment or BID Payment actually paid for such Tax Year and (ii) if Tenant is then in default in the payment of any fixed rent or additional rent, Owner shall first apply that refund to the defaulted payments.

         40. Wage Rates. (a) For the purpose of this Article:

                           (i) The term  "Wage  Rate"  shall  mean  the  minimum
standard hourly wage rate from time to time prescribed for porters and persons engaged in the general maintenance and operation of buildings of the type and in the vicinity of the building of which the demised premises are a part pursuant to an agreement ("Agreement") between the Realty Advisory Board on Labor Relations, Incorporated (or any successor thereto) and the Building Service Employees International Union Local 32B-32J, AFL-CIO (or any successor thereto) covering the wage rates for porters and persons engaged in the general maintenance and operation of buildings of the type and in the vicinity of the building of which the demised premises are a part. The term "minimum standard hourly wage rate" shall not include payroll taxes and other governmental deductions (including, without limitation, unemployment insurance, workers compensation, disability, withholding, social security, and health care deductions) and fringe benefits (including, without limitation, vacations, holidays, health insurance, pensions and other retirement plans, training fund contributions, sick leave, jury duty, clinics and birthday and bereavement days). If at any time (1) an Agreement provides for (x) a standard work week of less than 40 hours and/or (y) the payment of overtime or premium rates during the standard employment hours for porters and such persons, then, for the purpose of this Article, the term "minimum standard hourly wage rate" shall mean the total weekly wages which Owner or the contractor performing cleaning services for Owner is required to pay to porters and such persons for a 40-hour work week divided by 40; or (2) an Agreement is not in effect prescribing such "minimum standard hourly wage rate" for porters and such persons, computations and payments shall be made upon the basis of the minimum standard hourly wage rate, payroll taxes and fringe benefits actually payable to porters and such persons by Owner or by the contractor performing cleaning services for Owner. If the minimum standard hourly wage rate for porters and such persons shall increase during any calendar year effective retroactively to the beginning of that calendar year, the minimum standard hourly wage rate for that calendar year shall be deemed to include the entire amount of the increase as if it had been in effect on the first day of such calendar year, otherwise, any increase during a calendar year shall be effective from the effective date of the increase. If as the result of any government action, any freeze or limitation is imposed on the wages of porters and such persons for any calendar year, then for that calendar year, for the purposes of this Article, the Wage Rate shall be deemed to have increased from the prior calendar year by an amount equal to the greater of the actual increase for that year or an amount equal to the increase for the last calendar year for which a freeze or limitation was not in effect over the calendar year prior to that calendar year.

                           (ii) The term "Base  Wage  Rate"  shall mean the Wage
Rate in effect on January 1, 2001.

                           (iii) The term  "Operating  Statement"  shall  mean a
written statement prepared by Owner or its agent, setting forth Owner's computation of the sum payable by Tenant under this Article.

                  (b) For each full or partial calendar year during the term of this lease, Tenant shall pay an annual amount ("Operating Payment") equal to the sum obtained by multiplying (i) the amount by which the Wage Rate (as the same changes from time to time) exceeds the Base Wage Rate, by (y) 5,500 provided, however, that there shall be no Operating Payment until January 1, 2002.

                  (c) Each time the Wage Rate changes Owner shall furnish to Tenant an Operating Statement Tenant shall pay to Owner on the first day of each month following the furnishing of that Operating Statement an amount equal to one-twelfth of the Operating Payment shown on that Operating Statement, until a new Operating Statement is furnished. If, however, Owner shall furnish any Operating Statement subsequent to the Wage Rate change in question (or subsequent to the effective date of any change), then (i) until the first day of the month following the month in which the Operating Statement is furnished to Tenant, Tenant shall pay to Owner on the first day of each month an amount equal to the then current monthly sum payable by Tenant to Owner under this Article;
(ii) promptly after the new Operating Statement is furnished to Tenant, Owner shall give notice to Tenant stating whether the installments of the Operating Payment previously made were greater or less than the installments of the Operating Payment which should have been made since the last change in the Wage Rate and (x) if there shall be a deficiency, Tenant shall pay the amount thereof within 10 days after demand therefor, or (y) if there shall have been an overpayment, Owner shall (at its option) either promptly refund to Tenant the amount thereof or permit Tenant to credit the amount thereof against subsequent payments under this Article; and (iii) on the first day of the month following the month in which the Operating Statement is furnished to Tenant, and monthly thereafter until a new Operating Statement is furnished to Tenant, Tenant shall pay to Owner an amount equal to one-twelfth of the Operating Payment shown on such Operating Statement.

                  (d) Each Operating Statement shall be conclusive and binding upon Tenant unless within 45 days after the receipt of such Operating Statement Tenant shall notify Owner that it disputes the accuracy of the Operating Statement, specifying the particular respects in which the Operating Statement is claimed to be inaccurate. If such dispute shall not have been settled by agreement, either party may submit the dispute to arbitration as provided in
Article  64,  within 90 days after  receipt  of such  Operating  Statement;  and pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay additional rent in accordance with Owner's statement, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor Owner shall promptly pay to Tenant the amount of Tenant's overpayment of additional rent resulting from compliance with Owner's Operating Statement.

                  (e) If a calendar year ends after the expiration or termination of this lease, the Operating Payment for that calendar year shall be prorated to correspond to that portion of the calendar year occurring within the term of this lease.


         41. Electric Energy. (a) Subject to the provisions of this Article, Owner shall cause to be furnished to Tenant the electric energy that Tenant shall require in the demised premises on a "rent inclusion" basis; and Tenant shall not be charged for such electric energy by way of measuring the same on any meter or otherwise, such electric energy being included in Owner's services which are covered by the fixed rent (as adjusted pursuant to this Article). Such electric energy shall be furnished to Tenant through the existing electric energy system for Tenant's reasonable use in connection with lighting, and such other electric fixtures, appliances and equipment as Owner shall permit to be installed in the demised premises. Owner shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the demised premises by reason of any requirement, act or omission of the public utility supplying the building with electric energy or for any other reason not attributable to Owner. Tenant, at its sole cost and expense, shall furnish and install all replacement lighting tubes, lamps, bulbs and ballasts required in the demised premises.

                  (b) The annual fixed rent set forth in this lease includes an annual charge for electric energy equal to $16,500.00 (the "Initial Electric Charge"). At Owners option, on or after the date the term of this lease shall commence, an electrical consultant selected and paid by Owner shall make a survey of the electric lighting and power load in the demised premises (and the manner of use and demand thereof) to determine the average monthly electric current consumption and demand therein. The fixed rent shall be increased to compensate Owner for furnishing Tenant with electric energy as an additional service by an amount, if any, computed by said consultant, by which the Initial Electric Charge is exceeded by Tenant's average monthly electric current consumption and demand (as determined by said consultant) as applied to Owner's public utility rate schedule as same would apply if such consumption constituted all of the electric energy purchased and demanded by Owner under such public utility rate schedule (but in no event less than Owner's total cost of electric energy furnished to all of the Tenant's of the building, as determined by said consultant, multiplied by a fraction, the numerator of which is the electric energy furnished to Tenant, as determined by said consultant, and the denominator of which is the electric energy furnished to all of the Tenant's of the building including Tenant as determined by said consultant). The determinations and computations of said consultant shall be binding and conclusive upon the parties. Such increase shall be effective as of the date the term of this lease shall commence. The amount of such increase for the period from the date the term of this lease shall commence to the last day of the month in which said consultant shall make his determination shall be paid within 10 days after Owner furnishes Tenant with a statement thereof. Thereafter, such increase shall be added to the fixed rent and shall be paid monthly in advance on the first day of each and every month during the term of this lease. Owner, its agents and consultants, may survey the electrical fixtures, appliances and equipment in the demised premises and Tenant's use of electric energy therein from time to time after the initial survey described in this paragraph to determine if Tenant is complying with its obligations under this Article or if the increase in the fixed rent under this Article should be adjusted. Each such increase in the fixed rent shall be effective from the date of each such subsequent survey and shall be paid in the manner described above. If any bills under this Article are not paid when due, Owner may, without further notice, discontinue the service of electric energy to the demised premises without releasing Tenant from any liability under this lease and without Owner or Owners agent incurring any liability for damage or loss sustained by Tenant by such discontinuance of service.

                  (c) Tenant's use of electric energy in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the demised premises. In order to insure that such capacity is not exceeded and to avert any possible adverse effect on the building's electric service and/or distribution system, Tenant shall not, from and after the date the term of this lease shall commence, without Owners prior consent in each instance, connect any fixtures, appliances or equipment, or make any alternation or addition, to the electric system of the demised premises or the building. If Owner shall give such consent, all additional risers or other equipment required therefor shall be furnished and installed by Owner and the cost thereof shall be paid by Tenant to Owner on demand. As a condition to giving such consent, Owner shall have the right to increase the fixed rent as provided in this Article, as determined by an electrical consultant selected by Owner and paid by Tenant. The determination of said consultant shall be binding and conclusive upon the parties. Each such increase in the fixed rent shall be effective from the date such additional electric energy is made available to Tenant and shall be paid in the manner described in paragraph (b) of this Article.

                  (d) If at any time and from time to time during the term of this lease Owner's public utility rate schedule (which shall include, without limitation, fuel charges and other charges for electric energy) shall be increased or decreased (using Owner's rate schedule in effect on the date of the initial survey under paragraph (b) of this Article as the base rate schedule), all previous increases in the fixed rent under this Article shall be increased or decreased in the same percentage, effective from the effective date of any such increase or decrease in said public utility rate schedule.

                  (e) The parties shall execute, acknowledge and deliver to each other a supplemental agreement in such form as Owner shall reasonably require to reflect each change in the fixed rent under this Article, but notwithstanding the date on which such agreement is executed (or whether any such agreement is executed) any such change shall be effective as of the effective date described in the paragraph which provides for such change.

                  (f) The electric energy required for the operation of the heating, ventilating and air-conditioning equipment which serves the demised premises shall be supplied and paid for pursuant to the provisions of this Article, except that to the extent such equipment serves portions of the building other than the demised premises, the cost of such electric energy shall be apportioned among the portions served, in proportion of their respective square footage of rentable area.

                  (g) Owner reserves the right to discontinue furnishing electric energy to Tenant in the demised premises at any time upon not less than 45 days' notice to Tenant only if Owner also discontinues fumishing electric energy to all other Tenant's in the Building at the same time. If Owner exercises such right, this lease shall continue in full force and effect and shall be unaffected thereby, except that from and after the effective date of such discontinuance Owner shall not be obligated to furnish electric energy to Tenant and the fixed rent payable under this lease shall be reduced by the sum of $16,500.00 per annum plus the aggregate of all increases in the fixed rent made pursuant to this Article (but the provisions of paragraph (f) of this Article shall continue to apply). If Owner discontinues furnishing electric energy to Tenant, Tenant shall arrange to obtain electric energy directly from the public utility company supplying electric energy to the building. Such electric energy may be furnished to Tenant by means of the then existing building system feeders, risers, and wiring to the extent that the same are available, suitable and safe for such purposes, as determined solely by Owner. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company shall be furnished and installed by Owner at Tenant's expense.

                  (h) If at any time during the term of this lease Owner shall be permitted to meter or submeter Tenant's consumption of electric energy, Owner shall have the right to cause Tenant's consumption of electric energy to be metered or submetered. If Owner shall exercise such right, this lease shall remain in full force and effect and shall be unaffected thereby, except that (i) Owner shall, at Tenant's sole cost and expense, furnish, install and maintain all such meters or submeters and all feeders, risers and wiring required in connection with such metering or submetering, and (ii) from and after the date Owner shall complete the installation of such meters, submeters, feeders, risers and wiring, Tenant shall purchase electric energy from Owner and shall from time to time, within five days after demand (accompanied by Owner's computation of the amount then due), pay to Owner all charges for Tenant's consumption of electric energy as measured by such meters or submeters. The charge paid by Tenant to Owner shall be the sum of (i) an amount determined by applying Tenant's consumption of and demand for electric energy as set forth on the submeter or submeters serving the demised premises to the rates (including applicable surcharges, demand charges, energy charges, fuel adjustment charges, taxes and other sums payable with respect thereto) of the Service Classification pursuant to which Owner purchases electric energy from the utility company servicing the building and (ii) Owner's administrative charge for overhead and supervision equal to 10% of the amount referred to in clause (i) above, and if and to the extent permitted by law, When more than one meter measures the service of Tenant, the service rendered through each meter may be computed and billed separately in accordance with this paragraph. Tenant shall comply with the General Rules, Regulations, Terms and Conditions applicable to Service, Equipment Wiring and Changes in Requirements in accordance with the requirements of the public utility supplying electric energy to the building in the same manner as if Tenant was serviced directly by such utility. Owner shall have the right at any time to discontinue such metering or submetering, in which event the provisions of this paragraph shall not apply and Owner, at its cost and expense, shall restore the electric service to its condition prior to the commencement of such metering or submetering.

                           (i) If any  tax  or  other  charge  is  imposed  upon
Owner's receipt of additional rent under this Article, such taxes or other charges shall be passed on to, and included in the bill of, and paid by, Tenant.


         42. Utility Expenses. (a) For the purpose of this Article:

                           (i) The term "Utility  Expenses" shall mean all costs
and expenses paid or incurred by Owner or on Owner's behalf in respect of gas, steam, electricity, heat, ventilation, air-conditioning, water, telephone and other utilities furnished to the building (including, without limitation, the common areas thereof), together with any taxes on such utilities, which are not paid by any other tenant of the building.

                           (ii) The term  "Base  Utility  Year"  shall  mean the
calendar year commencing January 1, 2000.

                           (iii)  The  term  "Utility   Year"  shall  mean  each
calendar year following the Base Utility Year.

                           (iv)  The  term  "Utility  Statement"  shall  mean  a
written statement prepared by Owner or its agent, setting forth Owner's computation of the sum payable by Tenant under this Article for a particular Utility Year.

                           (v)  The  term  "Tenant's   Share"  shall  mean  3.67
percent.

                  (b) For each Utility Year commencing during the term of this lease, Tenant shall pay to Owner an annual amount ("Utility Payment") equal to Tenant's Share of the amount by which the Utility Expenses for such Utility Year exceed the Utility Expenses for the Base Utility Year.

                  (c) At Owner's option, Owner shall furnish to Tenant, prior to the commencement of each Utility Year, a written statement setting forth Owner's estimate of the Utility Payment for such Utility Year. Tenant shall pay to Owner on the first day of each month during such Utility Year an amount equal to one-twelfth of Owners estimate of the Utility Payment for such Utility Year. If, however, Owner shall furnish any such estimate for a Utility Year subsequent to the commencement thereof, then (i) until the first day of the month following the month in which the estimate is furnished to Tenant, Tenant shall pay to Owner on the first day of each month an amount equal to the monthly sum payable by Tenant to Owner under this Article in respect of the last month of the preceding Utility Year; (ii) promptly after the estimate is furnished to Tenant, Owner shall give notice to Tenant stating whether the installments of the Utility Payment previously made for such Utility Year were more or less than the installments of the Utility Payment to be made for such Utility Year in accordance with the estimate, and (x) if there shall be a deficiency, Tenant shall pay the amount thereof within 10 days after demand therefor or (y) if there shall have been an overpayment, Owner shall either promptly refund to Tenant the amount thereof or permit Tenant to credit the amount thereof against subsequent payments under this Article; and (iii) on the first day of the month following the month in which the estimate is furnished to Tenant, and monthly thereafter throughout the remainder of such Utility Year, Tenant shall pay to Owner an amount equal to one-twelfth of the Utility Payment shown on the estimate. Owner may, from time to time during each Utility Year, furnish to Tenant a revised statement of Owner's estimate of the Utility Payment for such Utility Year, and in such case, the Utility Payment for such Utility Year shall be adjusted and paid or refunded, as the case may be, in the same manner as provided in the preceding sentence.

                  (d) Within 120 days after the end of each Utility Year Owner shall furnish to Tenant a Utility Statement for such Utility Year. If the Utility Statement shall show that the sums paid by Tenant under this Article exceeded the Utility Payment to be paid by Tenant for such Utility Year, Owner shall either promptly refund to Tenant the amount of such excess or permit Tenant to credit the amount of such excess against subsequent payments under this Article; and if the Utility Statement for such Utility Year shall show that the sums so paid by Tenant were less than the Utility Payment to be paid by Tenant for such Utility Year, Tenant shall pay the amount of such deficiency within 10 days after demand therefor.

                  (e) Each such Utility Statement given by Owner pursuant to paragraph (d) shall be conclusive and binding upon Tenant unless within 45 days after the receipt of such Utility Statement Tenant shall notify Owner that it disputes the accuracy of the Utility Statement, specifying the particular respects in which the Utility Statement is claimed to be inaccurate. If such dispute shall not have been settled by agreement, either party may submit the dispute to arbitration as provided in Article 64, within 90 days after receipt of such Utility Statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall within 10 days after receipt of such Utility Statement, pay additional rent in accordance with Owner's statement, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Owner shall promptly pay to Tenant the amount of Tenant's overpayment of additional rent resulting from compliance with Owner's Utility Statement.

                  (f) If a Utility Year ends after the expiration or termination of this lease, the Utility Payment for that Utility Year shall be prorated to correspond to that portion of the Utility Year occurring within the term of this lease.

                  (g) If Owner shall make any capital improvements to the building and/or install any machinery or equipment in the building, which is made, installed or becomes operational after the Base Utility Year, and which has the effect of reducing the expenses which otherwise would be included in Utility Expenses, the amount of such reduction in Utility Expenses which would have been incurred by Owner during each Utility Year of the term of this lease shall be included in Utility Expenses for each Utility Year of the term of this lease.

         43. Capital Improvements. (a) For the purposes of this Article:

                           (i) The term  "Capital  Improvement"  shall  mean any
repair, alteration, replacement or improvement (which are capitalized under generally accepted accounting principles) performed by or on behalf of Owner in respect of the land or the building by reason of laws and requirements of any public authorities or the requirements of any insurance bodies required by any Legal Requirement enacted after the Commencement Date or a change enacted after the Commencement Date to a law in effect on the Commencement Date, or (ii) designed, in Owner's reasonable judgment, to result in savings or reductions in Operating Expenses or (iii) designed, in Owner's reasonable judgment, to benefit all or substantially all of the Tenants of the Building.

                           (ii) The term "Capital  Improvement  Expenses"  shall
mean all costs and expenses paid or incurred by or on behalf of Owner in respect of any Capital Improvement.

                           (iii) The term  "Amortization  Period" shall mean the
number of months over which Owner amortizes any Capital Improvement.

                           (iv) The term  "Applicable  Interest Rate" shall mean
the lesser of (x) the annual interest rate from time to time announced by Citibank, N.A. for its most credit-worthy corporate borrowers for unsecured business loans having a term of 90 days or less and (y) the maximum legal rate of interest for transactions of a similar nature.

                           (v) The term "Capital  Improvement  Statement"  shall
mean a written statement prepared by Owner or its agent setting forth Owner's computation of the sum payable by Tenant under this Article.

                           (vi)  The  term  "Tenant's  Share"  shall  mean  3.67
percent.

                  (b) In addition to any other sums to be paid by Tenant to Owner under this lease, if Owner shall perform any Capital Improvement during the term of this lease, then for each calendar month during the term of this lease following the substantial completion of the Capital Improvement, Tenant shall pay to Owner, as additional rent, Tenant's Share of an amount obtained by dividing (x) the Capital Improvement Expenses in respect of such Capital Improvement by (y) the applicable Amortization Period.

                  (c) As soon as practicable following the completion of each Capital Improvement, Owner shall furnish to Tenant a Capital Improvement Statement. Commencing with the first day of the calendar month following the furnishing of a Capital Improvement Statement and thereafter on the first day each calendar month during the term of this lease, Tenant shall pay to Owner the monthly sum set forth on such statement, together with interest thereon at the Applicable Interest Rate, as and when the monthly installments of fixed rent are due and payable. If such statement is furnished subsequent to the first day of the calendar month following substantial completion of the Capital Improvement in question, then the first monthly payment shall include all monthly installments from the first day of the calendar month following substantial completion.

                  (d) The provisions of this Article shall apply to each Capital Improvement during the term of this lease.

         44. Additional Rent. Notwithstanding any provision of this lease to the contrary, all sums of money, other than the fixed rent, as shall become due from and payable by Tenant to Owner under this lease shall be deemed to be additional rent.

         45. Survival. Any obligation of Owner or Tenant which by its nature or under the circumstances can only be, or by the provisions of this lease may be, performed after the expiration or earlier termination of this lease, and any liability for a payment which shall have accrued to or with respect to any period ending at the time of such expiration or termination, unless expressly otherwise provided in this lease, shall survive the expiration or earlier termination of this lease. No delay by Owner in rendering any bill or statement shall be deemed a waiver or release of Tenant's obligation to make the payment reflected on that bill or statement.

         46. Certain Restrictions. In addition to any other restrictions set forth in this lease, Tenant shall not (a) use any other area within or adjacent to the building for the sale or display of any merchandise, for solicitations or demonstrations or for any other business, occupation, undertaking or activity,
(b) store any trash or garbage in any area other than inside the demised premises (and Tenant shall, at Tenant's sole cost and expense, attend to the daily disposal of trash), (c) suffer, permit or commit any waste or any nuisance or other act or thing in the demised premises which may disturb any other tenant or occupant in the building or permit any activity within or from the demised premises which, in Owner's sole judgment, is obscene, pornographic or lewd, (d) permit music or any other sounds in the demised premises to be heard outside of the demised premises, (e) use or permit or suffer the use of any machines or equipment in the demised premises which cause vibration or noise that may be transmitted to or heard outside of the demised premises, (f) permit odors or fumes beyond the demised premises, (g) to the extent possible, permit its customers or delivery men to loiter immediately outside the demised premises or the building, (h) place or install, or permit or suffer to be placed or installed, or maintain, any sign upon or outside the demised premises or the building, nor shall Tenant place or maintain on the glass of any window or door of the demised premises, or inside the demised premises, any sign, decoration, lettering, advertising matter, display (which can be seen from outside the demised premises), shade or blind or other thing of any kind, (i) park trucks or other delivery vehicles so as to interfere with the use of any driveways, walks or entrances, (j) place or install, or permit or suffer to be placed, installed or maintained, any awning, canopy, banner, flag, pennant, aerial, antenna or the like upon or outside the demised premises or the building, (k) use any portion of the demised premises for the conduct of any public auction, gathering, meeting or exhibition, the rendering of any health or related services, the conduct of a school or employment or personnel agency, the conduct of any business which results in the presence of the general public in the demised premises, or in any other manner which, in Owner's reasonable opinion, creates excessive traffic or use of the building services, or (l) cause or permit, as the result of any intentional or unintentional act or omission on the part of Tenant, its agents, employees, Tenant's, subtenant's or other occupants of the demised premises to release Hazardous Substances (as defined in this Article) in or from any portion of the demised premises in violation of any Environmental Laws. Tenant shall indemnify, defend and hold harmless Owner, and its successors, assigns, and each of their partners, employees, agents, officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, losses, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, including, without limitation, reasonable attorneys' and consultants' fees and disbursements and investigation and laboratory fees arising out of, or in any way related to: (i) the presence, disposal, release or threat of release of any Hazardous Substance as a result of any act or omission of Tenant, its agents, employees, Tenant's, subtenant's, invitees or other occupants of the demised premises, in or from or affecting the demised premises; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Substance; (iii) any lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Substance; and (iv) any violations of laws, orders, regulations, requirements or demands or governmental authorities by Tenant. "Hazardous Substance" shall mean "solid waste" or "hazardous waste", "hazardous material", "hazardous substance", and "petroleum product" as defined in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Material Transportation Act, the Federal Water Pollution Control Act and the Superfund Amendments and Reauthorization Act of 1986, any laws relating to underground storage tanks, and any similar or successor federal law, state law or local statutes and ordinances and any rules, regulations and policies promulgated thereunder, as any of such federal, state and local statutes, ordinances and regulations may be amended from time to time (collectively, "Environmental Laws").

         47. Insurance. (a) Tenant, at its expense, shall maintain at all times during the term of this lease and at all times when Tenant is in possession (and cause its subtenants or any other person or entity occupying any portion of the demised premises by, through or under Tenant) at all times during the term of this Lease and at all times when Tenant (or such other person or entity) is in possession of the demised premises (i) public liability insurance in respect of the demised premises and the conduct or operation of Tenant's business therein, with Owner and Owner's managing agent, if any, as additional named insureds, with a combined single limit of not less than $2,000,000 and (ii) insurance (without deductible) covering all of Tenant's property, including, without limitation, Tenant's furniture, fixtures, machinery, equipment and other personal property and any property of third parties located in the demised premises ("Tenant's Property") against at risks and perils for physical loss and damage, including, without limitation, insurance for water and sprinkler damage, and including, without limitation, coverage for business interruption, in an amount equal to 100 percent of the full replacement value of Tenant's Property (as increased from time to time), the policy for which shall, if obtainable (and subject to the payment of any additional premium by Owner as provided in

Article 9), contain a clause providing that the release or waiver referred to in
Article 9 shall not invalidate the insurance.

                  (b)  Tenant   shall   deliver  to  Owner  such   policies   or
certificates of such policies (in form acceptable to Owner) prior to the commencement of the term of this lease (and with respect to any insurance required by Owner pursuant to Article 3, prior to the commencement of any alteration). Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Owner and any additional named insureds such renewal policy or certificate at least 30 thirty (30) days before the expiration of any existing policy. All such policies (and all insurance required by Owner pursuant to Article 3) shall name as additional named insureds Owner, Owner's managing agent and any other persons or entities designated by Owner, shall be issued by companies reasonably satisfactory to Owner and all such policies shall contain a provision whereby the same cannot be canceled or modified unless Owner and any additional named insureds are given at least 30 thirty (30) days' prior written notice of such cancellation or modification, including, without limitation, any cancellation resulting from the non-payment of premiums. Owner shall have the right at any time and from time to time, but not more frequently than once every two years, to require Tenant to increase the amount of the insurance maintained by Tenant under this Article, as reasonably determined by Owner, provided that such amount shall not exceed the amount which is comparable to the amount then generally required of Tenant's in similar space in similar buildings in the general vicinity of the building.

                  (c) Owner, at its expense, shall maintain insurance covering the Building against loss or damage by fire and such other risks as Owner shall determine, in such amounts, with such companies and with such deductibles as Owner shall determine. The policy shall, if obtainable (and subject to the payment of any additional premium by Tenant as provided in Article 9), contain a clause providing that the release or waiver referred to in Article 9 shall not invalidate the insurance.

                  (d) Any reference in this lease to Tenant's contractors shall include, without limitation, all contractors, subcontractors, materialmen and others performing any work in the demised premises for Tenant (other than Tenant's employees), whether retained directly by Tenant or by any contractor.

         48. Sale of Stock or Partnership Interests. If at any time the original Tenant named herein or the then Tenant shall be a corporation, partnership, limited partnership or other entity, any transfer of voting stock or partnership or other interests resulting in the person or persons who shall have control of such corporation, partnership, limited partnership or other entity (whether through the ownership of voting stock, general partner interests, other ownership interests, management or other agreements, or otherwise) immediately before such transfer, ceasing to have control, except as the result of transfers by inheritance, shall be deemed to be an assignment of this lease as to which Owner's consent shall have been required.

         49. Security Deposit. If Owner shall use, apply or retain the whole or any part of the security deposit described in Article 34, Tenant shall upon demand immediately deposit with Owner a sum equal to the amount so used, applied or retained, as security as aforesaid. The Security Deposit shall be made by certified check.

         50. Arrears. If Tenant is in arrears in the payment of rent or additional rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Owner may apply any payments made by Tenant to any items Owner sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

         51. Broker. Tenant represents to Owner that no broker other than The Realty Management Corp. and Colliers ABR Inc. (the "Brokers") was instrumental in consummating this lease and that Tenant had no conversations or negotiations with any broker other than the Brokers concerning the leasing of the demised premises. Tenant agrees to indemnify, defend and hold harmless Owner against and from any claims for any brokerage commissions or other compensation which are made by any broker other than the Brokers, and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses. Owner shall pay any commission due the Brokers pursuant to a separate agreement between Owner and the Brokers.

         52. No Owner Liability. Owner, its partners and principals, disclosed or undisclosed, shall have no personal liability under this lease. Tenant shall look only to Owner's interest in the land and the building (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Owner in the event of any default by Owner hereunder, and no other property or assets of Owner or its partners or principals, disclosed or undisclosed, shall be subject to lien, levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder or Tenant's use or occupancy of the demised premises. If Tenant shall acquire a lien on such other property or assets by judgment or otherwise, Tenant shall promptly release such lien by executing and delivering to Owner any instrument, prepared by Owner, required for such lien to be released.

         53. lnterpretation. Irrespective of the place of execution or performance, this lease shall be governed by and construed in accordance with the law of the State of New York. If any provision of this lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable the remainder of this lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. This lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this lease to be drafted. Each covenant, agreement, obligation or other provision of this lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant; not dependent on any other provision of this lease. All terms and words used in this lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

         54. Owner's Consent. If Tenant shall request Owner's approval or consent and Owner shall fail or refuse to give such consent or approval, Tenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Owner, it being intended that Tenant's sole remedy shall be an action for injunction or specific performance and that such remedy shall be available only in those cases where Owner shall have expressly agreed in writing not to unreasonably withhold its consent or approval or where as a matter of law Owner may not unreasonably withhold its consent or approval.

         55. Interest. In addition to any other remedies Owner may have under this lease, Tenant shall pay to Owner interest at the prime rate of Citibank
N.A. plus 2% on any rent or additional rent paid more than ten days after the same is due, which interest shall be paid for the period commencing on the date such rent or additional rent was first due and ending on the date the same is paid.

         56. Execution of Lease. Notwithstanding any provision of this lease, or any law or rule, to the contrary, or the execution of this lease by Tenant, this lease shall not bind Owner, nor shall Tenant be permitted the benefits of this lease, unless and until one or more counterparts of this lease are executed by Owner and delivered to Tenant.

         57. Managing Agent. Any bill, statement, notice or communication given by Owner to Tenant in accordance with Article 28 may be signed and delivered by the managing agent of the building with the same force and effect as if signed and delivered by Owner. Until Owner shall give notice to Tenant of a change, the managing agent of the building shall be Tri Realty Management Corp., 275 Madison Avenue, New York, New York 10016.

         58. Security Interests. Tenant shall not grant or create, or permit to be created, any security interest in or lien upon any fixtures, installed or placed in the demised premises by Tenant or Owner.

         59. Rent Control. If the fixed rent or any additional rent shall be or become uncollectible by virtue of any law, governmental order or regulation, or direction of any public officer or body pursuant to law, Tenant shall enter into such agreement or agreements and take such other action as Owner may request, as may be legally permissible. to permit Owner to collect the maximum fixed rent and additional rent which may from time to time during the continuance of such rent restriction be legally permissible, but not in excess of the amounts of fixed rent and additional rent payable under this lease. Upon the termination of such rent restriction prior to the expiration of the term of this lease (a) the fixed rent and additional rent, after such termination, shall become payable under this lease in the amount of the fixed rent and additional rent set forth and (b) Tenant shall pay to Owner, if legally permissible, an amount equal to
(i) the fixed rent and additional rent which would have been paid pursuant to this lease, but for such rent restriction, less (ii) the fixed rent and additional rent paid by Tenant to Owner during the period that such rent restriction was in effect.

         60. Holding Over. If the demised premises are not surrendered and vacated as and at the time required by this lease (time being of the essence), Tenant shall be liable to Owner for (a) all losses, costs, liabilities and damages which Owner may incur by reason thereof, including, without limitation, attorneys' fees, and Tenant shall indemnify, defend and hold harmless Owner against all claims made by any succeeding Tenant's against Owner or otherwise arising out of or resulting from the failure of Tenant timely to surrender and vacate the demised premises in accordance with the provisions of this lease, and
(b) per diem use and occupancy in respect of the demised premises equal to two times the fixed rent and additional rent payable under this lease for the last year of the term of this lease (which amount Owner and Tenant presently agree is the minimum to which Owner would be entitled, is presently contemplated by them as being fair and reasonable under such circumstances and is not a penalty). In no event, however, shall this Article be construed as permitting Tenant to hold over in possession of the demised premises after the expiration or termination of the term of this lease.

         61.  Tenant's  Work.  (a) Subject to the  provisions  of this  Article,
Article 3, all other provisions of this lease, and the rules and regulations of the building now or hereafter in effect, Owner's consent to the performance by Tenant of work ("Tenant's Work") consisting of nonstructural alterations to the demised premises in accordance with Tenant's Plans (as defined below) shall not be unreasonably withheld or delayed, provided that (i) Tenant is not then in default under this lease, (ii) Tenant's Work is not structural, (iii) the outside appearance of the building shall not be affected, (iv) Tenant's Work shall not affect any structural part of the building, (v) no part of the building outside of the demised premises shall be affected, (vi) the mechanical, electrical, plumbing and other service and utility systems of the building shall not be affected, and (vii)  Tenant's  Work shall comply with the  applicable  provisions  of this lease and law. Any Tenant's Work which is required to be performed by Tenant pursuant to any provision of this lease which is structural or which affects any mechanical, electrical, plumbing or other service or utility system of the building shall be performed in accordance with this Article and all other applicable provisions of this lease, or may, at Owner's option, be performed by Owner at Tenant's expense (in which event, Tenant shall pay Owner in installments, in advances, as the work progresses).

                  (b) Prior to the commencement of any Tenant's Work, Tenant shall submit to Owner for its approval two sets of complete plans, drawings and specifications, suitable for filing ("Tenant's Plans"), including, without limitation, all mechanical, electrical, air conditioning and other utility systems and facilities, for Tenant's Work, prepared by an architect and/or engineer duly licensed in the State of New York. Within 15 days following Owner's receipt of Tenant's Plans, Owner shall review or cause the same to be reviewed and shall thereupon return to Tenant one set of Tenant's Plans with Owner's approval (which shall not be unreasonably withheld) or disapproval noted thereon, and if same shall be disapproved in any respect Owner shall state the reasons for such disapproval. If Owner shall not approve Tenant's Plans Tenant shall, within five days of receipt thereof, cause its architect or engineer to make such changes to Tenant's Plans as Owner shall require and shall thereupon resubmit the same to Owner for its approval. To the extent required pursuant to any mortgage affecting the building, Tenant's Plans shall also be subject to the prior approval of the holder of such mortgage. Following the approval of Tenant's Plans, the same shall be final and shall not be changed by Tenant without the prior approval of Owner, which shall not unreasonably be withheld (and such mortgagee, if required), except as may be required by law. Tenant shall give prior notice to Owner of any changes required by law and shall furnish Owner (and such mortgagee, if required) with copies of all such required changes in Tenant's Plans. Owner's approval of Tenant's Plans or of any revisions shall not constitute an opinion or agreement by Owner that the same are structurally sufficient or the Tenant's Plans are in compliance with law, nor shall such approval impose any present or future liability on Owner or waive any of Owners's rights under this lease. Owner's approval of Tenant's Plans shall be conditioned upon Tenant employing licensed persons and firms (where required by law) and labor for the performance of Tenant's Work so as not to cause any jurisdictional or other labor disputes in the building. In any event, all contractors Tenant proposes to employ shall be bondable and shall be subject to Owner's prior approval, which will not be unreasonably withheld or delayed. Such approval shall be requested by Tenant prior to the commencement of any Tenant's Work.

                  (c) Promptly following Owner's approval of Tenant's Plans, Tenant shall secure or cause to be secured, at Tenant's expense, all necessary approvals of Tenant's Plans from all govermmental authorities having jurisdiction and all permits and licenses necessary to perform Tenant's Work. Prior to the commencement of any Tenant's Work, Tenant shall furnish Owner with copies of Tenant's Plans as approved by such governmental authorities and copies of such permits and licenses; provided, however, that the filing of any applications with any governmental authorities for such approval or for any permits or licenses required to perform Tenant's Work shall be done by Rethy Associates, Inc. or another person or entity designated by Owner. Prior to such filing, Tenant shall submit copies of such applications to Owner for its approval, which shall not unreasonably be withheld or delayed.

                  (d) Upon Tenant having secured the approvals from Owner and from governmental authorities as required under this Article, Tenant shall promptly (i) enter into a construction contract in form and substance approved by Owner, which approval shall not be unreasonably withheld or delayed, provided such contract shall include, among other terms, indemnification, insurance, bonding and release of lien provisions satisfactory to Owner, shall be submitted on the basis of a lump sum contract price, shall provide for a retainage of not less than 10% in connection with any progress payments to be made to the contractor prior to the completion of Tenant's Work and shall otherwise comply with the terms of this lease, with a general contractor and/or construction manager approved by Owner and (ii) furnish Owner with a copy of such executed contract.

                  (e) Prior to the commencement of Tenant's Work, Tenant shall provide Owner with such security as Owner shall reasonably request to ensure lien free completion of and full payment for all of Tenant's Work. A lien bond shall satisfy this requirement.

                  (f) Following compliance by Tenant with its obligations under the foregoing provisions of this Article, Tenant shall promptly commence or cause to be commenced Tenant's Work and shall complete or cause the same to be completed with reasonable diligence, in a first-class, workmanlike manner in accordance with the approved Tenant's Plans, all licenses and permits, this lease, all applicable laws, ordinances and regulations of all governmental and insurance authorities and all applicable requirements of the Board of Fire Underwriters. All of Tenant's Work shall be performed in a manner so as to cause no inconvenience or disturbance to other Tenants or contractors in the building. Any heavy demolition work, core drilling or other slab penetrations to be performed by Tenant as part of Tenant's Work shall be performed on business days before 8:00 A.M. or after 6:00 P.M. Tenant shall cause all construction work to be performed in a reasonable manner and shall comply with Owner's work regulations for the building (including, without limitation, the payment of charges for services).

                  (g) Tenant's Work shall not include any structural changes to the demised premises or to the building or impair the structural soundness thereof, and all of Tenant's Work shall be performed within the demised premises. Tenant's Work shall in no event interfere with or impair the use of other portions of the building or its services, including, without limitation, the plumbing, heating, ventilating, air conditioning and electrical systems, by Owner or other occupants of the building.

                  (h) Tenant shall pay its contractors, laborers, subcontractors, materialmen and suppliers in accordance with their respective agreements with Tenant, shall not cause or suffer any liens, mortgages, chattel liens, or other title retention or security agreements to be placed on the demised premises, any improvements therein or the building. Nothing contained in this Article or elsewhere in this lease shall be construed in any way as constituting any consent or authorization to Tenant to subject the land or the building or any part of the land or the building or any improvements or other personal property therein or the interest or estate of Owner or of the lessor under any underlying lease to any lien or charge in respect of Tenant's Work, All contracts or agreements made by Tenant with any third party for the furnishing of any labor or materials in connection with Tenant's Work (or any other work or alterations by Tenant) shall expressly provide that the contractor or materialman shall look solely to Tenant for the payment of any labor or materials furnished to the demised premises pursuant to such contract or agreement and that neither Owner nor the lessor under any underlying lease shall have any responsibility or liability for the payment thereof.

                  (i) Promptly following the completion of Tenant's Work, Tenant shall obtain and submit to Owner copies of all final govemmental and fire underwriters' approvals or certificates evidencing the completion thereof in compliance with all governmental and fire underwriters' requirements.

                  (j) Upon the completion of Tenant's Work and the approval thereof by Tenant's architect and if required by Owner, Owner's architect as provided in this Article, Tenant shall deliver to Owner the general contractor's affidavit to the effect that (i) all work and materials covered by the final Application for Payment has been completed and/or installed in accordance with Tenant's Plans, or such changes thereto which Owner may have previously approved, and (ii) all laborers, materialmen and subcontractors employed by the general contractor have been paid in full, except such as may be stated and in respect of any such unpaid laborers, materialmen and/or subcontractors, the amount then due and owing to them, which affidavit shall be accompanied by lien releases from all such parties and/or such other data establishing payment or satisfaction of all other obligations in respect of Tenant's Work.

                  (k)  Nothing   contained  in  this  Article  shall  limit  the
provisions of Article 3 or any other provisions of this lease, except as specifically set forth in this Article, The provisions of this Article are in addition to the provisions contained in Article 3 and elsewhere in this lease.

         62. Americans with Disabilities Act. Notwithstanding any provision of this lease to the contrary, Tenant shall, at its expense, subject to all of the provisions of this lease, comply with all aspects of the Americans with Disabilities Act, as now or hereafter constituted (the "ADA"), with respect to the demised premises, whether or not such compliance is required as the result of Tenant's business, Tenant's work, Tenant's use or manner of use of the demised premises or the building (including the use permitted under this lease), or Tenant's method of operation or whether or not such compliance requires structural changes to the demised premises. If Tenant's business, Tenant's work, Tenant's use or manner of use or Tenant's method of operation requires changes to any portion of the building or areas adjacent to the building in order to comply with the ADA, either (i) Tenant shall discontinue such business, use or method of operation, or (ii) Owner shall have the option of either terminating this lease (in which event this lease shall end on the 30th day following Owner's notice and Tenant shall vacate the demised premises on such date, without further liability or obligation of Owner or Tenant, beyond that date) or performing those changes at Tenant's expense (in which event, Tenant shall pay Owner for the expense of the changes, plus 15% of the expense, in installments, in advance, as the work is performed).

         63. Confidentiality. Tenant shall hold in confidence and shall not disclose to third parties, and shall cause its officers, directors, employees, representatives, brokers, attorneys and advisers to hold in confidence and not disclose to third parties, this lease and its terms, as hereby or hereafter amended, and any information relating to Owner or the building, if any, provided by Owner to Tenant in connection with this lease, as hereby or hereafter amended (collectively, the "Information"), except to the extent any Information (a) must be disclosed by order of any court or regulatory agency, or by law (b) is publicly known or becomes publicly known other than through the acts of Tenant, or any of its officers, directors, employees, representatives, brokers, attorneys or advisers, or (c) must be disclosed by Tenant in connection with any financing or sale, any subletting of the demised premises, or any assignment of this lease, as hereby or hereafter amended, by Tenant.

         64. Arbitration. If any provision of this lease shall refer any dispute to arbitration, then either party may apply to the New York office of the American Arbitration Association to appoint an individual to resolve the dispute. The individual must be a person who has experience in commercial real estate in New York for at least the past 15 years. The application shall request that such decision be made within 30 days. If the American Arbitration
Association or the appointed individual fails or refuses to act within the required time period, either party may apply to the President of the Real Estate Board of New York, Inc. for such determination. To the extent the same are relevant to the decision of such individual, the provisions of this lease shall apply. The determination of such individual shall be binding and conclusive on Owner and Tenant. All fees, cost and expenses of the foregoing shall be paid by the parties equally, but each party shall be responsible for its own attorney's and witness fees.

         65. Assignment and Subletting. (a) If Tenant shall at any time during the term of this lease desire to assign this lease or sublet all of the demised premises Tenant shall give notice thereof to Owner, which notice shall be accompanied by (i) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be at least 30 days after the giving of such notice, (ii) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the demised premises, and (iii) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report. Such notice shall be deemed an offer from Tenant to Owner whereby Owner may, at its option, terminate this lease. Said option may be exercised by Owner by notice to Tenant at any time within 30 days after such notice has been given by Tenant to Owner; and during such 30-day period Tenant shall not assign this lease or sublet such space to any person. Tenant reserves the option to sublet no more than two rooms to a third party closely affiliated with Tenant. Tenant shall remain fully liable under this Lease for its obligations and responsibilities hereunder, including, but no limited to the obligation to pay the full amount of rent, and for any additional obligations and responsibilities, if any, arising from such subletting.

                  (b) If Owner exercises its option to terminate this lease, Tenant and Guarantor, if any, shall be fully and completely relieved from all liabilities under the Lease, from that day forward, and this lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, Tenant shall vacate the demised premises on or before such date, and the fixed rent and additional rent shall be paid and apportioned to such date.

                  (c) If Owner does not exercise its option pursuant to paragraph (a) of this Article, provided Tenant is not then in default under this lease, Owner's consent (which must be in writing and in form satisfactory to Owner) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that:

                           (i) Tenant shall have complied with the provisions of
paragraph (a) of this Article, Owner shall not have exercised its option under said paragraph (a) of this Article within the time permitted therefor and Tenant is not then in default under this lease;

                           (ii) In Owner's  judgment  the  proposed  assignee or
subtenant is engaged in a business and the demised premises will be used in a manner which (a) is in keeping with the then standards of the building and (b) will not violate any negative covenant as to use contained in any other lease of space in the building;

                           (iii)  The   proposed   assignee  or   subtenant   is
reputable, of good character and has sufficient financial worth considering the responsibility involved, and Owner has been furnished with reasonable proof thereof; and is not any of the following: employment or travel agency (or offices therefor); government or quasi-government or agency or department thereof or owned in whole or in part by a government or quasi-government or agency or department thereof (or offices therefor); charity, not-for-profit organization or other organization dependent in whole or in part on charitable contributions (or offices therefor); or any person or entity who shall create, in Owner's reasonable opinion, any excessive traffic or use of the building services;

                           (iv) Neither (a) the  proposed  assignee or subtenant
nor (b) any person which, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or subtenant or any person who controls the proposed assignee or sublessee, is then an occupant of any part of the building or any other building in the County of New York owned or operated under a ground or underlying lease by Owner or any person which, directly or indirectly, controls, is controlled by, or is under common control with Owner or any person who controls Owner;

                           (v)  The  proposed  assignee  or  subtenant  is not a
person with whom Owner is then negotiating (or with whom Owner has within the prior six-month period negotiated) the lease of space in the building;

                           (vi) The form of the proposed  sublease or assignment
shall be in form satisfactory to Owner and shall comply with the applicable provisions of this Article;

                           (vii) The rental and other  terms and  conditions  of
the sublease are the same as those contained in the proposed sublease furnished to Owner pursuant to paragraph (a) of this Article;

                           (viii) Tenant shall reimburse Owner on demand for any
reasonable costs that may be incurred by Owner in connection with said assignment or sublease, including, without limitation, legal costs incurred in connection with the granting of any requested consent;

                           (ix)  Tenant  shall  not  have  (1)   advertised   or
publicized in any way the availability of the demised premises without prior notice to and approval by Owner, nor shall any advertisement state the name (as distinguished from the address) of the building or the proposed rental, or (2) listed the demised premises for subletting, whether through a broker, agent, representative, or otherwise at a rental rate less than the greater of (x) the fixed rent and additional rent then payable hereunder for such space, or (y) the fixed rent and additional rent at which Owner is then offering to lease other space in the building.; and

                           (x) Tenant shall have employed  Owner's leasing agent
for the building as Tenant's exclusive agent in connection with the sublease or assignment.

                  (d) Each subletting pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this lease. Notwithstanding any such subletting or assignment and/or acceptance of rent or additional rent by Owner from any subtenant or assignee, Tenant shall and will remain fully liable for (and any assignee shall assume the obligation for) the payment of the fixed rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of Tenant to be performed and all acts and omissions of any licensee, subtenant, assignee or anyone claiming under or through any subtenant or assignee which shall be in violation of any of the obligations of this lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting or assignment, no other and further subletting of the demised premises or assignment by Tenant or any person claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this Article. If Owner shall decline to give its consent to any proposed assignment or sublease, or if Owner shall exercise its option under paragraph (a) of this Article, Tenant shall indemnify, defend and hold harmless Owner against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Owner by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

                  (e) If (i) Owner fails to exercise its option under  paragraph
(a) of this Article and consents to a proposed assignment or sublease, and (ii) Tenant fails to execute and deliver the assignment or sublease to which Owner consented within 45 days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of paragraph (a) of this Article before assigning this lease or subletting all of the demised premises.

                  (f) With respect to each and every sublease or subletting authorized by Owner under the provisions of this lease, it is further agreed:

                           (i) No  subletting  shall be for a term ending  later
than one day prior to the expiration date of this lease.

                           (ii) No  sublease  shall be valid,  and no  subtenant
shall take possession of the demised premises or any part thereof, until an executed counterpart of such sublease has been delivered to Owner.

                           (iii) Each sublease  shall provide that it is subject
and subordinate to this lease and to the matters to which this lease is or shall be subordinate, and that in the event of termination, re-entry or dispossess by Owner under this lease Owner may, at its option, take over all of the right, title and interest of Tenant; as sublessor, under such sublease, and such subtenant shall, at Owner's option, attorn to Owner pursuant to the then executory provisions of such sublease, except that Owner shall not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any offset; not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, or (3) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent.

                  (g) If Owner shall give its consent to any assignment of this lease or to any sublease, Tenant shall in consideration therefor, pay to Owner, as additional rent:

                           (i) in the case of an assignment,  an amount equal to
all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment; and

                           (ii) in the case of a sublease, any rents, additional
charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the fixed rent and additional rent accruing during the term of the sublease. The sums payable under this paragraph shall be paid to Owner as and when paid by the subtenant to Tenant.

                  (h) Notwithstanding anything herein to the contrary, Owner's consent shall not be required for an assignment to sublease to an "Affiliate" of Tenant. "Affiliate" means a corporation or other entity directly controlled by, controlling, or under common control with Tenant. No such assignment shall be valid or effective unless, within ten (10) days after the execution thereof, Tenant shall deliver to Owner all of the following: (l) a duplicate original instrument of assignment, in form and substance reasonably satisfactory to Owner, duly executed by Tenant, in which Tenant shall (a) waive all notices of default given to the assignee, and all other notices of every kind or description now or hereafter provided in this Lease, by statute or rulee of law, and (b) Tenant shall acknowledge that Tenant's obligations with respect to this Lease shall not be discharged, released or impaired by (i) such assignment, (ii) any amendment or modification of this Lease, whether or not the obligations of Tenant are increased thereby, (iii) any further assignment or transfer of Tenant's interest in this Lease, (iv) any exercise, non-exercise or waiver by Owner of any right, remedy, power or privilege under or with respect to this Lease, (v) any waiver, consent, extension, indulgence or other act or omission with respect to any other obligations of Tenant under this Lease, (vi) any act or thing which, but for the provisions of such assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant shall consent in advance, it being the purpose and intent of Owner and Tenant that the obligations of Tenant hereunder as assignor shall be absolute and unconditional under any and all circumstances, and (ll) an instrument, in form and substance reasonably satisfactory to Owner, duly executed by the assignee, in which such assignee shall assume the observance and performance of, and agree to be bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

         66. Overtime HVAC. Subject to all of the provisions of this lease, including, without limitation, Article 27 and Article 29, the rules and regulations now or hereafter in force, and to all laws and other legal requirements, including, without limitation, the requirements of insurance companies, if (i) Tenant shall require air-conditioning or heat at times or on days other than the times and days set forth in this lease, (ii) Tenant shall have given Owner reasonable prior notice and (iii) Tenant is not then in default under this lease following the giving of any required notice and the expiration of the applicable cure period, Owner shall provide such air-conditioning or heat through the existing system, upon reasonable advance notice from Tenant. Tenant shall pay to Owner, within 10 days following the receipt of Owner's bill, a charge equal to Owner's then established charges therefor.

         67. Cancellation Option. Notwithstanding any provision of this lease to the contrary, Tenant shall have the one-time right, at its option, to cancel this lease, effective 11:59 P.M. New York Time on May 30, 2004 (the "Option Date"). Tenant may exercise such option by delivering to Owner, not later than December 1, 2003 (time being of the essence), a notice advising Owner of Tenant's exercise of such option. In the event that Tenant timely exercises its option to cancel this lease as provided herein, this lease and the term and the estate granted hereby shall be wholly extinguished, and the term of this lease shall expire, on the Option Date in the same manner and with the same force and effect as if the Option Date was initially set forth in this lease as the expiration date of this lease. In the event that Tenant does not timely exercise its option to cancel this lease as provided herein, the option to cancel shall terminate, and Tenant shall have no further right or option to cancel this lease.

         IN WITNESS WHEREOF, the parties have duly executed this Rider as of the day and year first above written.


                                         489 FIFTH LLC

                                         By: /s/ Kenneth Grant
                                             -----------------------------------
                                             Name: Kenneth Grant
                                             Title:  Pres.

                                         Pogo.com Inc.

                                         By: /s/ Mark Mitchell
                                             -----------------------------------
                                             Name: Mark Mitchell
                                             Title: Senior Vice Pres.